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                          [GRAPHIC OMITTED]
                                        GKM FUNDS


                                GKM GROWTH FUND







                                   Prospectus

                               December 28, 2001





                                 (888) GKM-9518
                                 (888) 456-9518

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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

TABLE OF CONTENTS
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RISK RETURN SUMMARY..........................................................  3

FEES AND EXPENSES OF THE FUND................................................  5

GENERAL......................................................................  5

HOW TO BUY SHARES............................................................  6

HOW TO REDEEM SHARES.........................................................  7

DETERMINATION OF NET ASSET VALUE.............................................  9

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................  9

MANAGEMENT OF THE FUND.................................... .................. 10

PRIVACY POLICY............................................................... 11

FOR MORE INFORMATION................................................. BACK COVER



2

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RISK RETURN SUMMARY
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INVESTMENT OBJECTIVE
The  investment   objective  of  the  GKM  Growth  Fund  is  long  term  capital appreciation.

PRINCIPAL STRATEGIES
The central premise of the Fund's investment style is "growth at a reasonable price" or "GARP." The Fund usually invests in a diversified portfolio of common stocks from small, medium and large capitalization companies. These are chosen through in-depth fundamental analysis of a company's financial reports and other public records. The adviser looks for stocks having all or some of the following characteristics:

     o    Strong earnings growth

     o    Reasonable valuations

     o    Quality management

     o    Financial strength and stability

Under normal circumstances, the Fund will invest primarily in common stocks. While it is anticipated that the Fund will invest across a range of industries, certain sectors are likely to be overweighted compared to others because the adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. At times, a portion of the Fund may be invested in companies with short operating histories, referred to as "new issuers."

The Fund may sell a security when the adviser's research indicates that there has been deterioration in the company's fundamentals or growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND
o MANAGEMENT RISK. The adviser's strategy may fail to produce the intended results. Additionally, the Fund has no operating history and the Fund's adviser has no prior experience managing the assets of a mutual fund.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o VOLATILITY RISK. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o STYLE RISK. The Fund invests in "growth stocks." The earnings growth rate of the companies in the Fund's portfolio may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o    SMALLER   COMPANY   RISK.  To  the  extent  the  Fund  invests  in  smaller
     capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o NEW ISSUER RISK. Investments in relatively new issuers may be more speculative because such companies are relatively unseasoned.

     o New issuers may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable.

     o    New issuers are often  involved in the  development  or marketing of a
          new  product  with  no  established   market,   which  could  lead  to
          significant losses.

     o New issuers are often smaller companies and, therefore, the "smaller company risk" described above often applies to new issuers.

OTHER RISKS.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund may not be appropriate for use as a complete investment program.

     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

HOW THE FUND HAS PERFORMED
Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because the Fund is recently organized and has annual returns of less than one year.

FEES AND EXPENSES OF THE FUND
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The tables  describe the fees and expenses  that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases            NONE
Maximum Deferred Sales Charge (Load)                        NONE
Redemption Fee                                              NONE*

* A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee1                                            1.40%
Distribution and/or Service (12b-1) Fees                    None
Other Expenses2                                            0.03%
                                                          ------
Total Annual Fund Operating Expenses                       1.43%
                                                          ======


1 The adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs such as (a) interest and (b) dividend expense on securities sold short, fees and expenses of non-interested person trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

2 Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR             3 YEARS
                               ------             -------
                                $146                $452

GENERAL
================================================================================
The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES
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INITIAL PURCHASE
The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Fund's adviser.

BY MAIL -- To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus);

o    a check made payable to the Fund;

Mail the application and check to:

                    U.S. Mail:                            Overnight:
                  GKM Growth Fund                      GKM Growth Fund
          c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
                  P.O. Box 46707                135 Merchant Street, Suite 230
           Cincinnati, Ohio 45246-0707               Cincinnati, Ohio 45246

BY WIRE -- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Ultimus Fund Solutions, LLC, the Fund's transfer agent, at (888) 456-9518 to set up your account and obtain an account number. You must fax (or mail) the completed and signed application to the transfer agent before the money is wired. Then, provide your bank with the following information for purposes of wiring your investment:

   Firstar Bank, N.A.
   ABA #042000013
   Attn:  GKM Growth Fund
   Account # 19945-7953
   Account Name _________________ (write in shareholder name)
   For the Account # ____________ (write in account number)

You must mail a signed application, on the same day the wire payment is made, to Ultimus Fund Solutions, LLC, the Fund's transfer agent, at the above address. Wire purchases are effected upon receipt of the purchase order in proper form. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the Fund receives the wired money. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS
You may purchase additional shares of the Fund in minimum amounts of $100 by mail or wire. Each additional mail purchase request must contain:

o    your name
o    the name of your account(s),
o    your  account  number(s),

o    the name of the Fund
o    a check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at 888-456-9518 to alert the Fund that your wire is to be sent.

PURCHASES IN KIND
The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund's adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Fund's adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's net asset value.

TAX SHELTERED RETIREMENT PLANS
Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA. Call the transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION
The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES
================================================================================
You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

BY MAIL -- You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

   The GKM Funds
   c/o Ultimus Fund Solutions, LLC
   P. O. Box 46707
   Cincinnati, Ohio   45246-0707

     "Proper order" means your request for a redemption must include:

     o    the Fund name and account number;
     o    account name(s) and address;
     o    the dollar amount or number of shares you wish to redeem;
     o the signature of the registered share owner in the exact name and any special capacity in which they are registered.

Requests to sell shares are processed at the net asset value next calculated after the transfer agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the transfer agent.

The Fund requires that signatures be guaranteed if the redemption is $50,000 or more, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. Signature guarantees are for the protection of shareholders. You can obtain one from most banks and securities dealers, but not from a notary public. Please call the transfer agent at (888) 456-9518 if you have questions. At the discretion of the Fund or the Fund's transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

BY TELEPHONE -- You may redeem any part of your account in the Fund by calling the transfer agent at (888) 456-9518. You must first complete the Telephone Privileges section of the investment application to institute this option. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire or ACH to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires. Telephone privileges and account designations may be changed by sending the transfer agent a written request with all signatures guaranteed as described above. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

ADDITIONAL INFORMATION -- If you are not certain of the requirements for a redemption please call the transfer agent at (888) 456-9518. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE
================================================================================
The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the fund.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
DIVIDENDS AND DISTRIBUTIONS
The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

TAXES
In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving
distributions  are  your  responsibility.   You  may  want  to  avoid  making
a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND
================================================================================
GKM Advisers, Inc., 11150 Santa Monica Boulevard, Suite 850, Los Angeles, CA 90025 , serves as investment adviser to the Fund. Founded in January of 2000, the adviser's clients consist primarily of high net worth individuals. As of September 30, 2001, the adviser had approximately $230 million under management. As co-portfolio managers, Timothy J. Wahl and Jed M. Cohen have been primarily responsible for the day-to-day management of the Fund since its inception.

Mr. Wahl assisted in the formation of the adviser in January of 2000. Prior to joining the firm, he spent three years (from July 1997 to January 2000) operating Wahl Financial, his own money management firm. Mr. Wahl has five years experience as an over the counter market maker in Southern California, first with Gruntal Securities, then, from August 1996 to June 1997, with Cruttenden Roth. He received his CPA credentials while working at Deloitte & Touche, Los Angeles where he spent three years auditing businesses and mutual funds. Mr. Wahl earned a B.S. in Accounting at California State University at Dominguez Hills. Mr. Wahl spent two years pitching for the Milwaukee Brewers organization.

Mr. Cohen has been the Senior Managing Director at Gerard Klauer Mattison and an Investment Committee member of the adviser since January 2000. His career has been devoted to stock research and long term economic forecasting. Prior experience includes ten years (from May 1989 to December 1999) as Senior Managing Director at Gruntal & Co., fourteen years as a Limited Partner at Bear, Stearns & Co., and nine years as a General Partner at Kleiner, Bell & Co. In the mid-1960's, Mr. Cohen was associated with members of the President's Council of Economic Advisors where he spent several years exchanging ideas on economic outlook, taxation, the Federal Reserve System, and other matters of national fiscal and monetary policy.

The Fund is authorized to pay the adviser an annual fee equal to 1.40% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs such as (a) interest and (b) dividend expense on securities sold short, fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

WHAT TYPE OF INFORMATION DOES THE FUND COLLECT? The Fund collects nonpublic personal information ("Information") directly from you when you become a shareholder. For example, the Fund will retain any Information that you provide during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or the third parties that perform services on its behalf. The Fund also will have access to Information about your shareholder account, such as account balances and transaction activity.

HOW DOES THE FUND USE THE INFORMATION IT COLLECTS? The Fund uses all of the Information that it collects (as described above) to provide you with the financial products and services that you request and to fulfill legal and regulatory requirements. The Fund may share your Information with affiliated and unaffiliated persons, including service providers or other third parties that
(i) provide business services to, or on behalf of, the Fund; (ii) facilitate the processing of transactions that you request; (iii) assist the Fund in servicing your account or offering products and services to you. The Fund may disclose your Information when we believe disclosure is required by law or to protect the Fund's rights or property. For example, we may disclose your Information for audit or research purposes, to attorneys or other professionals, or to law enforcement and regulatory agencies. The Fund also may share personal information with your designated agent or other parties that you authorize.

HOW DOES THE FUND PROTECT YOUR INFORMATION? The Fund restricts access to your Information to those persons that need the Information to perform the services described above. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard your Information.

WHO DOES THIS PRIVACY NOTICE APPLY TO? This privacy notice applies to individual shareholders (and former shareholders) who use the Fund primarily for personal, family or household purposes. The examples contained in this privacy notice are illustrations and are not intended to be comprehensive. This notice complies with recently enacted federal law and SEC regulations regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you.

WHO SHOULD I CONTACT IF I WANT MORE INFORMATION? Please contact the Fund at 888-456-9518 if you have any questions regarding this privacy policy.

================================================================================

================================================================================

                               INVESTMENT ADVISER
                               GKM Advisers, Inc.
                          11150 Santa Monica Boulevard
                                   Suite 850
                          Los Angeles, California 90025



                              SHAREHOLDER SERVICES
                                 (888) GKM-9518
                                 (888) 456-9518





                              FOR MORE INFORMATION
================================================================================
Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

Call the Fund at (888) 456-9518 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.



                        Investment Company Act #811-10529

                                GKM GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 28, 2001

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GKM Growth Fund dated December 28, 2001. A free copy of the Prospectus can be obtained by writing the transfer agent at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246 or by calling 888-456-9518.

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS..............................................................2

INVESTMENT LIMITATIONS.........................................................6

THE INVESTMENT ADVISER ........................................................8

TRUSTEES AND OFFICERS..........................................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................10

DETERMINATION OF SHARE PRICE..................................................12

INVESTMENT PERFORMANCE........................................................13

CUSTODIAN.....................................................................14

FUND SERVICES.................................................................14

ACCOUNTANTS...................................................................15

DISTRIBUTOR...................................................................15

FINANCIAL STATEMENTS..........................................................17

DESCRIPTION OF THE TRUST AND THE FUND

     The GKM Growth Fund (the "Fund") was organized as a diversified series of The GKM Funds (the "Trust") on October 2, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is GKM Advisers, Inc. (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Prior to the public offering of the Fund, Charles Andre Ughetta, Christina Ann Ughetta and Kathryn Dugan Ughetta, each at 21 Campfire Road, Chappaqua, New York 10514, purchased all of the outstanding shares of the Fund and may be deemed to control the Fund. As controlling shareholders, each could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that these shareholders will no longer control the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

A. EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs).

B. REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy.

C. OPTION TRANSACTIONS - The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government Obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

D. LOANS OF PORTFOLIO SECURITIES - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets.

E. SHORT SALES - The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is GKM Advisers, Inc., 11150 Santa Monica Blvd., Suite 850, Los Angeles, CA 90025. Gerard Klauer Mattison & Co., Inc. is the parent company of the Adviser, and may be deemed to be a controlling person of the Adviser.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of the average daily net assets of the Fund.

     The Adviser retains the right to use the name "GKM" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "GKM" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


==================================== ================= =====================================================================
NAME, AGE AND ADDRESS                POSITION                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------------ ----------------- ---------------------------------------------------------------------
*Timothy J. Wahl                     President and     President, Director and Investment Committee Member of GKM
11150 Santa Monica Blvd.             Trustee           Advisers, Inc. since January 2000.  Sole proprietor of Wahl
Suite 850                                              Financial, an investment adviser, from July 1996 to January 2001.
Los Angeles, CA 90025                                  Prior to that, a Registered Representative/NASDAQ Market Maker for
Year of Birth:  1965                                   Cruttendon Roth Inc., a broker-dealer.
------------------------------------ ----------------- ---------------------------------------------------------------------
*Jed M. Cohen                        Trustee           Senior Managing Director of Gerard Klauer Mattison & Co., a
11150 Santa Monica Blvd.                               broker-dealer and the parent company of GKM Advisers, Inc., since
Suite 850                                              July 2000.  Senior Managing Director of Gruntal & Co., a
Los Angeles, CA 90025                                  broker-dealer, from May 1989 to January 2000.
Year of Birth:  1933

------------------------------------ ----------------- ---------------------------------------------------------------------
Darren F. DelConte                   Trustee           Executive Vice President of Pacific Machine Maintenance Co., a
11150 Santa Monica Blvd.                               marine maintenance company, since November 1999.  West Coast
Suite 850                                              Regional Manager of Knight Transportation from October 1998 to
Los Angeles, CA 90025                                  November 1999.  Director of Operations of Golden Eagle Express from
Year of Birth:  1966                                   May 1997 to October 1998.  Manager with Pacific Crane Maintenance
                                                       Co. from September 1992 to May 1997.
------------------------------------ ----------------- ---------------------------------------------------------------------
Nicholas G. Tonsich                  Trustee           Partner in Glaser, Tonsich and Brajevich LLP, a law firm since May
11150 Santa Monica Blvd.                               1998.  Attorney with Jaffe, Trutanich, Scatena & Blum, a law firm,
Suite 850                                              May 1989 to May 1998.
Los Angeles, CA 90025
Year of Birth:  1961

------------------------------------ ----------------- ---------------------------------------------------------------------
*Robert G. Dorsey                    Vice President    Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund
135 Merchant Street                                    Distributors, LLC.  Prior to March 1999, President of Countrywide
Suite 230                                              Fund Services, Inc.
Cincinnati, OH 45246
Year of Birth:  1957

------------------------------------ ----------------- ---------------------------------------------------------------------
*David L. Kahn                       Secretary         Branch Manager with Gerard Klauer Mattison & Co., a broker-dealer
11150 Santa Monica Blvd.                               and the parent company of GKM Advisers, Inc., since January 2000.
Suite 850                                              Assistant with Wahl Financial, an investment advisor, from July
Los Angeles, CA 90025                                  1999 to December 1999.  Trader with Crowell Weedon, a
Year of Birth:  1957                                   broker-dealer, from April 1996 to June 1999.

------------------------------------ ----------------- ---------------------------------------------------------------------
*Mark J. Seger                       Treasurer         Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund
135 Merchant Street                                    Distributors, LLC.  Prior to March 1999, First Vice President of
Suite 230                                              Countrywide Fund Services, Inc.
Cincinnati, OH 45246
Year of Birth:  1962
==================================== ================= =====================================================================

     The following table estimates the Trustees' compensation for the Fund's first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.


==================================== ======================= ==================================
                                     AGGREGATE               TOTAL COMPENSATION
                                     COMPENSATION            FROM TRUST (THE TRUST IS
NAME                                 FROM TRUST              NOT IN A FUND COMPLEX)
------------------------------------ ----------------------- ----------------------------------
Timothy J. Wahl                               $0                      $0
------------------------------------ ----------------------- ----------------------------------
Jed M. Cohen                                  $0                      $0
------------------------------------ ----------------------- ----------------------------------
Darren F. DelConte                            $1,000                  $1,000
------------------------------------ ----------------------- ----------------------------------
Nicholas G. Tonsich                           $1,000                  $1,000
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the

Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     While The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Gerard Klauer Mattison & Co., Inc., in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Bear Stearns & Co., Inc.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Gerard Klauer Mattison & Co., Inc.) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, Gerard Klauer Mattison & Co., Inc. will not serve as the Fund's dealer in connection with over-the-counter transactions. However, Gerard Klauer Mattison & Co., Inc. may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Bear Stearns & Co., Inc.

     The Fund will not effect any brokerage transactions in its portfolio securities with Gerard Klauer Mattison & Co., Inc. if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to Gerard Klauer Mattison & Co., Inc., it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by Gerard Klauer Mattison & Co., Inc. on comparable transactions for its most favored unaffiliated customers, except for customers of Gerard Klauer Mattison & Co., Inc. considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by Gerard Klauer Mattison & Co., Inc. to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

     The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by Gerard Klauer Mattison & Co., Inc. from brokerage commissions generated from portfolio transactions of the Fund.

     While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Gerard Klauer Mattison & Co., Inc. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n=ERV

Where:                   P =  a hypothetical $1,000 initial investment
                         T =  average annual total return
                         n =  number of years
                         ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 525 Vine Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee received is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Ultimus is discounting the above-referenced fees for the first year of the Fund's operations or, if earlier, until such time as net assets of the Fund reach $10 million.

ACCOUNTANTS

     The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania, 199103-2108, has been selected as independent public accountants for the Fund's first fiscal year. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                GKM GROWTH FUND,
                                   A SERIES OF
                                  THE GKM FUNDS


                              FINANCIAL STATEMENTS
                                      AS OF
                                DECEMBER 14, 2001


                                  TOGETHER WITH
                                AUDITORS' REPORT

                                                   THE GKM FUNDS
                                                  GKM GROWTH FUND
                                        STATEMENT OF ASSETS AND LIABILITIES
                                              AS OF DECEMBER 14, 2001


              ASSETS
              Cash                                                         $ 100,000
                                                                          ---------------------
               TOTAL ASSETS                                                  100,000
                                                                          ---------------------

              LIABILITIES                                                        -
                                                                          ---------------------

              NET ASSETS FOR SHARES OF BENEFICIAL
               INTEREST OUTSTANDING                                        $ 100,000
                                                                          =====================

              SHARES OUTSTANDING                                              10,000
                                                                          =====================

              NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE     $   10.00
                                                                          =====================

              NET ASSETS CONSIST OF:
               Paid-in capital                                             $ 100,000
                                                                          =====================


              The accompanying notes are an integral part of this statement.


                                  THE GKM FUNDS
                                 GKM GROWTH FUND
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS OF DECEMBER 14, 2001


(1) The GKM Growth Fund (the "Fund") is a diversified series of The GKM Funds, an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated October 2, 2001. The investment objective of the Fund is long-term capital appreciation. On December 14, 2001, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to three individuals affiliated with GKM Advisers, Inc. The Fund has had no operations except for the initial issuance of shares.

(2) GKM Advisers, Inc. (the "Adviser") serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment advisory fee at the annual rate of 1.40% of the Fund's average daily net assets. The Adviser pays all of the operating expense of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses.

(3) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GKM FUNDS
Los Angeles, California


We have audited the accompanying statement of assets and liabilities of the GKM Growth Fund, (a series of the GKM Funds) as of December 14, 2001. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the GKM Growth Fund as of December 14, 2001, in conformity with accounting principles generally accepted in the United States of America.





                                               TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
DECEMBER 14, 2001